Exhibit 99.1

NEWS RELEASE

TimkenSteel Announces CEO Transition

Tim Timken Steps Down as Chief Executive Officer;

Terry L. Dunlap Appointed as Interim Chief Executive Officer and President

CANTON, Ohio, October 9, 2019 – TimkenSteel (NYSE: TMST), a leader in customized alloy steel products and services, today announced that Ward J. “Tim” Timken, Jr. has stepped down as Chief Executive Officer and President and as Chairman of the TimkenSteel Board of Directors. Effective immediately, the Board of Directors has appointed Terry L. Dunlap as the Company’s interim Chief Executive Officer and President. John P. Reilly, the current Lead Director of the TimkenSteel Board of Directors, will immediately assume the role of Chairman of the Board.

“In an effort to revitalize both the near-term performance and long-term potential of TimkenSteel, now is the time for new leadership at the Company. While stepping down as CEO is not an easy decision, it has been a true privilege for me to lead TimkenSteel on its journey as an independent public company,” said Tim Timken. “As a member of the Timken family and CEO for the past five years, I want to thank all employees for their dedication and commitment. I am proud of what we have been able to accomplish together and remain confident in the long-term success of TimkenSteel.”

Dunlap has been a director of TimkenSteel since August 2015 and has served on the audit committee and compensation committee of the Board of Directors. He spent 31 years with Allegheny Technologies Inc., a global leader in specialty metals, serving in various positions, most recently as executive vice president of ATI’s flat-rolled products group. He has experience in areas critical to improving TimkenSteel’s business, including sales, marketing, manufacturing and operations, supply chain, procurement and information technology. Dunlap also serves on the boards of Matthews International and Ampco-Pittsburgh.

“I look forward to leading TimkenSteel and improving shareholder value by engaging with customers, suppliers and employees to improve operating performance and deliver consistent profitable growth at the Company,” said Dunlap. “TimkenSteel has a strong portfolio of operating assets, high-quality products, and a dedicated and talented workforce. I am committed to working closely with the leadership team and all employees to build on the strengths of the Company to achieve our long-term potential. The Board and I will be focusing on the greatest opportunities for success and capitalizing on the Company’s strengths.”

Reilly said, “The Board would like to thank Tim Timken for his service and leadership to the Company, and we wish him well in his future endeavors. We are confident that Terry’s more than 30 years of experience in the industry, with a track record of successful leadership and a deep knowledge of our business, uniquely positions him to lead TimkenSteel at this time. The Board is committed to pursuing a strategy focused on strengthening TimkenSteel’s market position and generating shareholder value for the long term.”

Reilly is a founding member of TimkenSteel’s Board of Directors since the Company’s spinoff in 2014, and also serves on the nominating and corporate governance committee and audit committee of the Board of Directors. Reilly has served as CEO of several companies and has served on the board of numerous public companies.

About TimkenSteel Corporation

TimkenSteel (NYSE: TMST, timkensteel.com) creates tailored steel products and services for demanding applications, helping customers push the bounds of what’s possible within their industries. The company reaches around the world in its customers’ products and leads North America in large alloy steel bars (up to 16 inches in diameter) and seamless mechanical tubing made of its special bar quality (SBQ) steel, as well as supply chain and steel services. TimkenSteel operates warehouses and sales offices in five countries and has made its steel in America for more than 100 years. In 2018, the company posted sales of $1.6 billion and also achieved its safest year on record. Follow us on Twitter @TimkenSteel and on Instagram.

FORWARD-LOOKING STATEMENTS

This news release includes “forward-looking” statements within the meaning of the federal securities laws. You can generally identify the company’s forward-looking statements by words such as “will,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “seek,” “target,” “could,” “may,” “should” or “would” or other similar words, phrases or expressions that convey the uncertainty of future events or outcomes. The company cautions readers that actual results may differ materially from those expressed or implied in forward-looking statements made by or on behalf of the company due to a variety of factors, such as: whether the company is able to successfully implement actions designed to improve profitability on anticipated terms and timetables and whether the company is able to fully realize the expected benefits of such actions; deterioration in world economic conditions, or in economic conditions in any of the geographic regions in which the company conducts business, including additional adverse effects from global economic slowdown, terrorism or hostilities, including political risks associated with the potential instability of governments and legal systems in countries in which the company or its customers conduct business, and changes in currency valuations; the effects of fluctuations in customer demand on sales, product mix and prices in the industries in which the company operates, including the ability of the company to respond to rapid changes in customer demand, the effects of customer bankruptcies or liquidations, the impact of changes in industrial business cycles, and whether conditions of fair trade exist in U.S. markets; competitive factors, including changes in market penetration, increasing price competition by existing or new foreign and domestic competitors, the introduction of new products by existing and new competitors, and new technology that may impact the way the company’s products are sold or distributed; changes in operating costs, including the effect of changes in the company’s manufacturing processes, changes in costs associated with varying levels of operations and manufacturing capacity, availability of raw materials and energy, the company’s ability to mitigate the impact of fluctuations in raw materials and energy costs and the effectiveness of its surcharge mechanism, changes in the expected costs associated with product warranty claims, changes resulting from inventory management, cost reduction initiatives and different levels of customer demands, the effects of unplanned work stoppages, and changes in the cost of labor and benefits; the success of the company’s operating plans, announced programs, initiatives and capital investments (including the jumbo bloom vertical caster and advanced quench-and-temper facility), the ability to integrate acquired companies, the ability of acquired companies to achieve satisfactory operating results, including results being accretive to earnings, and the company’s ability to maintain appropriate relations with unions that represent its associates in certain locations in order to avoid disruptions of business; unanticipated litigation, claims or assessments, including claims or problems related to intellectual property, product liability or warranty, and environmental issues and taxes, among other matters; the availability of financing and interest rates, which affect the company’s cost of funds and/or ability to raise capital, the company’s pension obligations and investment performance, and/or customer demand and the ability of customers to obtain financing to purchase the company’s products or equipment that contain its products; the amount of any dividend declared by the company’s Board of Directors on the company’s common shares; and the overall impact of mark-to-market accounting. Additional risks relating to the company’s business, the industries in which the company operates or the company’s common shares may be described from time to time in the company’s filings with the SEC. All of these risk factors are difficult to predict, are subject to material uncertainties that may affect actual results and may be beyond the company’s control. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the above list should not be considered to be a complete list. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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TimkenSteel Corporation

1835 Dueber Ave. S.W., GNE-14, Canton, OH 44706

Media contact:

Amy McGahan

P 216.241.3027

amcgahan@dix-eaton.com

Investor contact:

Jennifer Beeman

P 330.471.7760

jennifer.beeman@timkensteel.com